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                                                                    EXHIBIT 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference to the Registration Statement on Form S-4 of Stratabase of our Auditors' Report included in the Stratabase Form 10-KSB for the fiscal year ended December 31, 2002.

We hereby further consent to the reference to our firm under the caption "Experts" in the Registration Statement.



/s/ Moss Adams LLP


Portland, Oregon
April 9, 2003

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